IVY FUNDS
Delaware Ivy Asset Strategy Fund
(formerly, Ivy Asset Strategy Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved appointing Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) portfolio managers and Aaron D. Young to join F. Chace Brundige as additional portfolio managers for the Fund. References to other portfolio managers are removed as of the Effective Date. In connection with these changes, the Board voted to approve applicable revisions to the Fund’s investment strategies, all to take effect on or about November 15, 2021, approximately sixty (60) days after the date of this Supplement (Effective Date).

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

Upon the Effective Date, the investment strategies for the Fund will change (Repositioning). The following is a summary of certain changes that will be made on the Effective Date as a result of the Repositioning:

Change	Current	Effective Date
Type of Fund	Multi asset fund	Multi asset fund
Benchmark	MSCI ACWI (All Country World Index)	MSCI ACWI (All Country World Index)
Investment management
Investment manager:
Delaware Management Company

Portfolio manager:
F. Chace Brundige
W. Jeffery Surles

Sub-advisors:
Macquarie Investment Management Austria Kapitalanlage (MIMAK)
Macquarie Investment Management Europe Limited (MIMEL)
Macquarie Investment Management Global Limited (MIMGL)
Macquarie Funds Management Hong Kong Limited (MFMHKL)

Investment manager:
Delaware Management Company

Portfolio managers:
F. Chace Brundige of Delaware Management Company
Stefan Löwenthal of MIMAK
Jürgen Wurzer of MIMAK
Aaron D. Young of Delaware Management Company

Sub-advisors:
MIMAK
MIMEL
MIMGL
MFMHKL

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.